UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2025

MeiraGTx Holdings plc

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38520	98-1448305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Third Avenue, Suite 1115

New York, NY 10017

(Address of principal executive offices) (Zip code)

(646) 860-7985

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.00003881 par value per share	MGTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Collaboration Agreement

On November 7, 2025 (the “Effective Date”), MeiraGTx Ocular UK Limited (“MeiraGTx Ocular”), MeiraGTx Limited and MeiraGTx UK II Limited (“MeiraGTx UK II” and together with MeiraGTx Ocular and MeiraGTx Limited, collectively, “MeiraGTx”), each a private company limited by shares incorporated in England and a wholly-owned subsidiary of MeiraGTx Holdings plc (the “Company”), entered into a strategic collaboration and license agreement with Eli Lilly and Company (“Lilly”) (the “Collaboration Agreement”) for the research, development and commercialization of genetic medicines in and related to the area of ophthalmology.

Collaboration and Licenses

Under the Collaboration Agreement, MeiraGTx has granted Lilly exclusive, worldwide rights to research, develop and commercialize the Company’s product candidate AAV-AIPL1, which treats Leber congenital amaurosis 4, or LCA4, caused by mutations in the AIPL1 gene, as well as two other preclinical product candidates which are intended to treat other inherited retinal dystrophies. As of the Effective Date, Lilly has (i) an exclusive license to proprietary intravitreal capsids for use with up to five targets, relating to or useful in the field of ophthalmology, to be selected by Lilly, (ii) an exclusive license to proprietary pan-retinal or rod-specific promoters for use with up to five targets, relating to or useful in the field of ophthalmology, to be selected by Lilly and (iii) a right of first designation with respect to certain target-specific transactions that MeiraGTx Ocular or its affiliates may seek to pursue in the field of ophthalmology. Lilly also has a right of first negotiation for use of the Company’s proprietary riboswitch technology in the field of ophthalmological gene editing.

Financial Terms

Under the terms of the Collaboration Agreement, MeiraGTx will receive an upfront payment of $75 million after signing the Collaboration Agreement and will be eligible to receive up to over $400 million in total milestone payments, including up to $135 million in other potential near-term cash consideration upon the achievement of certain development and regulatory approval milestones.

Lilly will have the right to research, develop and commercialize products under the Collaboration Agreement, at its cost. The Collaboration Agreement also provides for tiered royalties to be paid to MeiraGTx Ocular.

Intellectual Property

Under the terms of the Collaboration Agreement and subject to specified exceptions therein, each party owns all rights, title and interests in and to all intellectual property rights made solely by its employees or agents in the course of the collaboration and the parties jointly own all rights, title and interests in and to all intellectual property rights made or invented jointly by employees or agents of both parties; provided that MeiraGTx will retain ownership of certain improvements to the structure or sequence of capsid technology or promoter technology.

Termination

Unless earlier terminated and subject to licensed product-by-licensed product expiration, the Collaboration Agreement expires, in its entirety, on the expiration of the last to expire royalty term for all royalty-bearing products. Either party may terminate the Collaboration Agreement for the other party’s uncured material breach. Lilly may terminate the Collaboration Agreement in its entirety or on a product-by-product or country-by-country basis by providing prior written notice to MeiraGTx.

Item 7.01.Regulation FD Disclosure.

On November 10, 2025, the Company issued a press release announcing the transaction with Lilly described above, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the collaboration with Lilly, including the success of the activities to be performed under the collaboration, the development of the product candidates and the capsids and promoters, potential milestone payments, the achievement of such milestones and the impact on our cash runway, and our pre-clinical and clinical data and reporting of such data and the timing of results of data and regulatory matters, as well as statements that include the words “expect,” “will,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “could,” “should,” “would,” “continue,” “anticipate” and similar statements of a future or forward-looking nature. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, our incurrence of significant losses; any inability to achieve or maintain profitability, raise additional capital, repay our debt obligations, identify additional and develop existing product candidates, successfully execute strategic transactions or priorities, bring product candidates to market, expansion of our manufacturing facilities and processes, successfully enroll patients in and complete clinical trials, accurately predict growth assumptions, recognize benefits of any orphan drug or rare pediatric disease designations, retain key personnel or attract qualified employees, or incur expected levels of operating expenses; the impact of pandemics, epidemics or outbreaks of infectious diseases on the status, enrollment, timing and results of our clinical trials and on our business, results of operations and financial condition; failure of early data to predict eventual outcomes; failure to obtain FDA or other regulatory approval for product candidates within expected time frames or at all; the novel nature and impact of negative public opinion of gene therapy; failure to comply with ongoing regulatory obligations; contamination or shortage of raw materials or other manufacturing issues; changes in healthcare laws; risks associated with our international operations; significant competition in the pharmaceutical and biotechnology industries; dependence on third parties; risks related to intellectual property; changes in tax policy or treatment; our ability to utilize our loss and tax credit carryforwards; litigation risks; and the other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Form 8-K. While we may elect to update such forward-looking statements at some point in the future, unless required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Form 8-K.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press release of MeiraGTx Holdings plc, dated November 10, 2025.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2025

MEIRAGTX HOLDINGS PLC

	By:	/s/ Richard Giroux
	Name:	Richard Giroux
	Title:	Chief Financial Officer and Chief Operating Officers

4